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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): June 1, 2006

                                VOYAGER ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-32737                                           88-049002272
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(Commission File Number)                       (IRS Employer Identification No.)

16 East Hinsdale Avenue, Hinsdale, IL                         60521
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Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (630) 325-7130


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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES
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On June 1, 2006, Voyager One, Inc. issued 750,000 shares of restricted common stock to unaffiliated third parties at $0.04 per share totaling $30,000.

On June 1, 2006, Voyager One, Inc. issued 2,481,145 shares of restricted common stock to Castle Hill Advisory Group at $0.04 per share totaling $99,245.77. Sebastien DuFort, our President and Acting Chief Financial Officer, is a 100% shareholder of Castle Hill Advisory Group.

The above shares were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act, as amended.

As of June 1, 2006, there are 40,464,504 shares of common stock issued and outstanding and 1,000,000 shares of preferred stock issued and outstanding.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 5, 2006                VOYAGER ONE, INC.

                                   By: /s/ John Lichter
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                                   Chief Executive Officer